UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2016

TRI-CONTINENTAL CORPORATION

TRI-CONTINENTAL CORPORATION

LETTER TO STOCKHOLDERS

Dear Stockholders,

We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes a discussion with the Fund’s portfolio managers, the Fund’s investment results, the portfolio of investments and financial statements as of December 31, 2016.

The Fund’s Common Stock returned 15.25%, based on net asset value, and 15.08%, based on market price, for the 12-month period that ended December 31, 2016. During the same 12-month period, the S&P 500 Index returned 11.96% and the Fund’s Blended Benchmark returned 12.10%.

During 2016, the Fund paid four distributions, in accordance with its earned distribution policy, that aggregated to $0.9092 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its common stock for 72 consecutive years.

On April 19, 2017, the Fund will hold its 87th Annual Meeting of Stockholders in Minneapolis, MN.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at investor.columbiathreadneedleus.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.

Best regards,

William A. Hawkins

Chairman of the Board

Annual Report 2016

TRI-CONTINENTAL CORPORATION

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

TRI-CONTINENTAL CORPORATION

PERFORMANCE OVERVIEW

Performance Summary

∎	Tri-Continental Corporation (the Fund) Common Stock returned 15.25%, based on net asset value, and 15.08%, based on market price, for the 12-month period that ended December 31, 2016.

∎	During the same 12-month period, the S&P 500 Index returned 11.96%, and the Fund’s Blended Benchmark (described below) returned 12.10%.

∎	The quantitatively-managed segment of the Fund lagged while the flexible capital and income segment outperformed by a solid margin, lifting overall Fund performance above the Blended Benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	15.08	13.47	4.91
Net Asset Value	01/05/29	15.25	13.40	5.16
S&P 500 Index		11.96	14.66	6.95
Blended Benchmark		12.10	12.47	6.72

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting investor.columbiathreadneedleus.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg Barclays U.S. Convertible Composite Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Market Price ($)	22.05	21.38	20.54	19.96
Net Asset Value ($)	25.91	25.15	24.08	23.54

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 22, 2016	0.2155
June 27, 2016	0.2201
September 26, 2016	0.2336
December 27, 2016	0.2400

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2	Annual Report 2016

TRI-CONTINENTAL CORPORATION

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended December 31, 2016, the Fund’s Common Stock returned 15.25%, based on net asset value, and 15.08%, based on market price. The Fund outperformed both the S&P 500 Index, which returned 11.96%, and the Blended Benchmark, which returned 12.10%.

The Fund is divided into two approximately equal segments, each of which is managed with its own approach. The quantitative segment uses quantitative models to select individual stocks. The flexible capital and income segment invests across a company’s investable capital structure, including stocks, bonds and convertible securities. The quantitatively-managed equity segment of the Fund lagged while the flexible capital income segment outperformed by a solid margin, lifting overall Fund performance above the blended benchmark.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016 as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S. Presidential contest eliminated a key element of uncertainty, and economic data turned mostly positive. Steady job growth drove unemployment down to 4.6%, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by a large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on prices in investment-grade bond sectors. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year. However, high-yield bonds were the year’s top performers, logging gains in excess of 17.0%, as measured by the Bank of America Merrill Lynch U.S. High Yield Constrained Index. Convertible securities returned more than 10.0%, as measured by the Bloomberg Barclays U.S. Convertibles Composite Index.

Portfolio Management

Brian Condon, CFA

David King, CFA

Yan Jin

Peter Albanese

Top Ten Holdings (%) (at December 31, 2016)
Microsoft Corp.	2.6
Pfizer, Inc.	1.8
JPMorgan Chase & Co.	1.7
Cisco Systems, Inc.	1.6
Merck & Co., Inc.	1.6
Facebook, Inc., Class A	1.4
Apple, Inc.	1.4
SYSCO Corp.	1.4
Altria Group, Inc.	1.4
Bank of America Corp.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	67.9
Convertible Bonds	9.6
Convertible Preferred Stocks	7.0
Corporate Bonds & Notes	12.8
Limited Partnerships	0.9
Money Market Funds	0.5
Preferred Debt	1.0
Preferred Stocks	0.3
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Annual Report 2016	3

TRI-CONTINENTAL CORPORATION

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	9.1
Consumer Staples	8.9
Energy	8.7
Financials	16.3
Health Care	12.9
Industrials	9.1
Information Technology	20.4
Materials	2.7
Real Estate	3.2
Telecommunication Services	3.2
Utilities	5.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of convertible securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.

Significant Performance Factors

The models that drive security selection within the Fund’s quantitative segment focus on three factors: valuation (fundamental measures such as earnings and cash flow relative to market values); catalyst (price momentum, business momentum and short interest) and quality (quality of earnings and financial strength). In 2016, the Fund’s valuation composite performed well, the quality model produced mixed results and the catalyst quantitative model underperformed. Individual factors that performed well in 2016 included dividend yield, beta and book-to-price. Growth, momentum and volatility factors underperformed. The quantitative segment’s strategy is to keep sector weights in line with the benchmark, so performance was primarily driven by stock selection.

Within the Fund’s flexible capital income segment, all three asset classes made a positive contribution to performance. Equity holdings led the way. Convertibles and fixed income, which was heavily weighted toward high yield, also made significant gains.

Individual Contributors and Detractors

Within the Fund’s quantitative segment, stock selection was strongest in the consumer staples sector, which was supported by an improving labor market, strong dollar and, as the year wore on, wage growth. The segment’s top performers, however, were in the financials sector, which was aided by expectations that the potential for higher interest rates, lower taxes and a lighter regulatory environment could be significant tailwinds for the global financial services industry. The segment’s top individual contributors included Fifth Third Bank and Prudential. Stock selection was weakest in the energy, information technology and health care sectors. The biggest individual disappointment was Kroger, which was hurt by deflationary food pressures that weighed on the entire grocery industry in the consumer staples sector.

Within the Fund’s flexible capital and income segment, equity selection was strong. Equities, which represented on order of 38% of the segment, returned more than 19% for the year, with especially strong results from financials, information technology and energy holdings. Within financials, Bank of America, JPMorgan and PacWest were the top individual contributors. Within information technology, Analog Devices, Microchip Technology, ADP and Microsoft all delivered double-digit gains for the Fund. Within energy, the biggest return came from Enviva Partners, a master limited partnership that is the world’s largest supplier of power generation wood pellets, while Exxon Mobil and BP were the highest contributors to Fund results. In a year of very few disappointments, health care was the biggest drag on equity performance. Gilead Science and Cardinal Health were weak individual performers in health care.

In a year that was generally weak for the fixed-income markets, the segment’s fixed-income returns were on par with its equity returns, largely because of a bias for high-yield fixed income and because we rode out weakness encountered in 2015. We were rewarded for staying with our conviction. In the materials sector, U.S. Steel bonds, which faltered in 2015 on price weakness, delivered a triple-digit rebound in 2016. We took profits and sold the bonds at year end. In the energy sector, Stone Energy and

4	Annual Report 2016

TRI-CONTINENTAL CORPORATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Whiting Corporation bonds were strong performers. Within the convertibles portfolio, Navistar was another rebound story. Navistar convertibles fell to 40 cents on the dollar in 2015 and when Volkswagen purchased a substantial position in the company in 2016, they rebounded. We sold a portion of the Fund’s Navistar convertibles at par and held onto some.

At Period’s End

Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.

Within the flexible capital and income segment, the Fund’s positioning was relatively unchanged over the course of the year, with overweights in equities and convertible securities and an underweight in fixed income. However, we added some higher quality bonds in 2016, a move that was generally positive for results. We believe that our flexible investment approach, combined with our research capabilities, have the potential to target attractive market segments and identify securities that have solid investment potential.

Annual Report 2016	5

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 67.5%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 6.9%
Automobiles 0.4%

Ford Motor Co.	499,600	6,060,148

Hotels, Restaurants & Leisure 1.4%

Darden Restaurants, Inc.	167,800	12,202,416

Extended Stay America, Inc.	535,000	8,640,250

Total		20,842,666

Media 1.3%

Comcast Corp., Class A	203,400	14,044,770

News Corp., Class A	426,200	4,884,252

Total		18,929,022

Multiline Retail 0.6%

Kohl’s Corp.	87,700	4,330,626

Macy’s, Inc.	152,500	5,461,025

Total		9,791,651

Specialty Retail 3.2%

Best Buy Co., Inc.	280,300	11,960,401

Home Depot, Inc. (The)	136,700	18,328,736

Ross Stores, Inc.	139,800	9,170,880

Staples, Inc.	585,000	5,294,250

Urban Outfitters, Inc.(a)	133,400	3,799,232

Total		48,553,499

Total Consumer Discretionary		104,176,986

CONSUMER STAPLES 6.2%
Beverages 0.4%

PepsiCo, Inc.	50,600	5,294,278

Food & Staples Retailing 2.4%

SYSCO Corp.	379,600	21,018,452

Wal-Mart Stores, Inc.	222,700	15,393,024

Total		36,411,476

Food Products 1.2%

General Mills, Inc.	125,000	7,721,250

Tyson Foods, Inc., Class A	180,200	11,114,736

Total		18,835,986

Tobacco 2.2%

Altria Group, Inc.	301,400	20,380,668

Philip Morris International, Inc.	135,600	12,406,044

Total		32,786,712

Total Consumer Staples		93,328,452

ENERGY 5.4%
Energy Equipment & Services 0.7%

Baker Hughes, Inc.	150,200	9,758,494

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.7%

BP PLC, ADR	215,000	8,036,700

Chevron Corp.(b)	46,500	5,473,050

ConocoPhillips	311,400	15,613,596

Exxon Mobil Corp.	205,600	18,557,456

Goodrich Petroleum Corp.(a)	57,222	715,275

Goodrich Petroleum Corp.(a)(c)	3,824,000	4

Suncor Energy, Inc.	235,000	7,682,150

Valero Energy Corp.	220,100	15,037,232

Total		71,115,463

Total Energy		80,873,957

FINANCIALS 10.8%
Banks 5.0%

Bank of America Corp.	909,000	20,088,900

Citigroup, Inc.	52,600	3,126,018

Fifth Third Bancorp	494,600	13,339,362

First Hawaiian, Inc.	120,000	4,178,400

JPMorgan Chase & Co.	296,400	25,576,356

PacWest Bancorp	157,500	8,574,300

Total		74,883,336

Capital Markets 2.2%

Ares Capital Corp.	475,000	7,832,750

S&P Global, Inc.	112,700	12,119,758

T. Rowe Price Group, Inc.	166,100	12,500,686

Total		32,453,194

Consumer Finance 0.5%

Discover Financial Services	54,200	3,907,278

Navient Corp.	260,100	4,273,443

Total		8,180,721

Insurance 2.5%

Aflac, Inc.	129,300	8,999,280

Allstate Corp. (The)	14,800	1,096,976

Marsh & McLennan Companies, Inc.	75,500	5,103,045

MetLife, Inc.	80,000	4,311,200

Prudential Financial, Inc.	135,200	14,068,912

Validus Holdings Ltd.	70,000	3,850,700

Total		37,430,113

Mortgage Real Estate Investment Trusts (REITs) 0.6%

Blackstone Mortgage Trust, Inc.	70,000	2,104,900

Starwood Property Trust, Inc.	340,000	7,463,000

Total		9,567,900

Total Financials		162,515,264

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 8.8%
Biotechnology 1.5%

Alexion Pharmaceuticals, Inc.(a)	31,700	3,878,495

Alkermes PLC(a)	29,500	1,639,610

Biogen, Inc.(a)	17,700	5,019,366

BioMarin Pharmaceutical, Inc.(a)	21,100	1,747,924

Celgene Corp.(a)	54,000	6,250,500

Incyte Corp.(a)	14,100	1,413,807

Vertex Pharmaceuticals, Inc.(a)	39,300	2,895,231

Total		22,844,933

Health Care Equipment & Supplies 1.6%

Baxter International, Inc.	284,700	12,623,598

Hologic, Inc.(a)	97,300	3,903,676

Medtronic PLC	105,000	7,479,150

Total		24,006,424

Health Care Providers & Services 1.6%

Aetna, Inc.	15,100	1,872,551

Cardinal Health, Inc.	105,000	7,556,850

Express Scripts Holding Co.(a)	95,800	6,590,082

UnitedHealth Group, Inc.	47,600	7,617,904

Total		23,637,387

Pharmaceuticals 4.1%

Johnson & Johnson	102,600	11,820,546

Merck & Co., Inc.	401,500	23,636,305

Pfizer, Inc.	806,409	26,192,164

Total		61,649,015

Total Health Care		132,137,759

INDUSTRIALS 6.4%
Aerospace & Defense 2.3%

Boeing Co. (The)	109,000	16,969,120

Lockheed Martin Corp.	68,800	17,195,872

Total		34,164,992

Air Freight & Logistics 0.4%

United Parcel Service, Inc., Class B	57,300	6,568,872

Airlines 1.3%

Delta Air Lines, Inc.	288,000	14,166,720

United Continental Holdings, Inc.(a)	74,200	5,407,696

Total		19,574,416

Commercial Services & Supplies 0.1%

Waste Management, Inc.	11,800	836,738

Electrical Equipment 0.3%

Emerson Electric Co.	97,600	5,441,200

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.1%

3M Co.	91,500	16,339,155

Machinery 0.4%

Illinois Tool Works, Inc.	23,200	2,841,072

Ingersoll-Rand PLC	30,800	2,311,232

Stanley Black & Decker, Inc.	6,400	734,016

Total		5,886,320

Transportation Infrastructure 0.5%

Macquarie Infrastructure Corp.	92,500	7,557,250

Total Industrials		96,368,943

INFORMATION TECHNOLOGY 14.7%
Communications Equipment 1.9%

Cisco Systems, Inc.	794,200	24,000,724

F5 Networks, Inc.(a)	28,700	4,153,464

Total		28,154,188

Electronic Equipment, Instruments & Components 0.4%

Corning, Inc.	237,500	5,764,125

Internet Software & Services 3.0%

Alphabet, Inc., Class A(a)	16,200	12,837,690

Facebook, Inc., Class A(a)	187,200	21,537,360

VeriSign, Inc.(a)	145,100	11,037,757

Total		45,412,807

IT Services 2.2%

Automatic Data Processing, Inc.	75,000	7,708,500

Booz Allen Hamilton Holdings Corp.	153,000	5,518,710

Leidos Holdings, Inc.	90,000	4,602,600

MasterCard, Inc., Class A	157,900	16,303,175

Total		34,132,985

Semiconductors & Semiconductor Equipment 2.6%

Analog Devices, Inc.	90,000	6,535,800

Broadcom Ltd.	31,500	5,568,255

Lam Research Corp.	55,000	5,815,150

Maxim Integrated Products, Inc.	97,500	3,760,575

QUALCOMM, Inc.	263,300	17,167,160

Total		38,846,940

Software 3.0%

Activision Blizzard, Inc.	83,200	3,004,352

Adobe Systems, Inc.(a)	29,100	2,995,845

Microsoft Corp.	624,200	38,787,788

Total		44,787,985

Technology Hardware, Storage & Peripherals 1.6%

Apple, Inc.	181,550	21,027,121

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Western Digital Corp.	55,000	3,737,250

Total		24,764,371

Total Information Technology		221,863,401

MATERIALS 1.8%
Chemicals 1.3%

Dow Chemical Co. (The)	130,000	7,438,600

LyondellBasell Industries NV, Class A	141,000	12,094,980

Total		19,533,580

Containers & Packaging 0.1%

International Paper Co.	43,200	2,292,192

Metals & Mining 0.4%

Newmont Mining Corp.	162,500	5,536,375

Total Materials		27,362,147

REAL ESTATE 1.9%
Equity Real Estate Investment Trusts (REITs) 1.9%

Alexandria Real Estate Equities, Inc.	52,500	5,834,325

American Tower Corp.	130,900	13,833,512

Equinix, Inc.	15,500	5,539,855

Simon Property Group, Inc.	20,000	3,553,400

SL Green Realty Corp.	6,600	709,830

Total		29,470,922

Total Real Estate		29,470,922

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.9%

AT&T, Inc.	324,700	13,809,491

CenturyLink, Inc.	222,200	5,283,916

Verizon Communications, Inc.	191,300	10,211,594

Total		29,305,001

Total Telecommunication Services		29,305,001

UTILITIES 2.7%
Electric Utilities 1.4%

Entergy Corp.	177,300	13,026,231

Xcel Energy, Inc.	190,000	7,733,000

Total		20,759,231

Independent Power and Renewable Electricity Producers 0.5%

NRG Yield, Inc. Class A	475,000	7,296,000

NRG Yield, Inc. Class C	40,000	632,000

Total		7,928,000

Multi-Utilities 0.8%

CenterPoint Energy, Inc.	286,300	7,054,432

Common Stocks (continued)
Issuer	Shares	Value ($)
Public Service Enterprise Group, Inc.	132,200	5,800,936

Total		12,855,368

Total Utilities		41,542,599

Total Common Stocks
(Cost: $930,190,364)		1,018,945,431

Preferred Stocks 0.3%
FINANCIALS 0.3%
Banks 0.3%

GMAC Capital Trust I, 8.125%(d)	150,000	3,810,000

Total Financials		3,810,000

Total Preferred Stocks
(Cost: $3,820,500)		3,810,000

Convertible Preferred Stocks 7.0%
CONSUMER STAPLES 0.5%
Food Products 0.5%

Bunge Ltd., 4.875%	77,500	7,783,325

Total Consumer Staples		7,783,325

ENERGY 1.0%
Oil, Gas & Consumable Fuels 1.0%

Anadarko Petroleum Corp., 7.500%	95,000	3,928,250

Hess Corp., 8.000%	87,500	6,445,250

WPX Energy, Inc., 6.250%	60,000	3,940,200

Total		14,313,700

Total Energy		14,313,700

FINANCIALS 1.3%
Banks 0.5%

Bank of America Corp., 7.250%	6,500	7,584,200

Capital Markets 0.8%

AMG Capital Trust II, 5.150%	137,500	7,506,648

Cowen Group, Inc., 5.625%	6,000	4,616,220

Total		12,122,868

Total Financials		19,707,068

HEALTH CARE 1.0%
Health Care Equipment & Supplies 0.3%

Alere, Inc., 3.000%	12,000	3,968,820

Health Care Providers & Services 0.2%

Envision Healthcare Corp., 5.250%	31,200	3,724,656

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 0.5%

Allergan PLC, 5.500%	9,600	7,319,616

Total Health Care		15,013,092

INDUSTRIALS 0.3%
Machinery 0.3%

Rexnord Corp., 5.750%(a)	77,500	3,797,500

Total Industrials		3,797,500

INFORMATION TECHNOLOGY 0.7%
Electronic Equipment, Instruments & Components 0.5%

Belden, Inc., 6.750%	70,000	7,396,900

Internet Software & Services 0.2%

Mandatory Exchangeable Trust, 5.750%(e)	34,500	3,769,125

Total Information Technology		11,166,025

MATERIALS 0.2%
Chemicals 0.2%

A. Schulman, Inc., 6.000%	4,300	3,751,750

Total Materials		3,751,750

TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.2%

Frontier Communications Corp., 11.125%	52,500	3,731,700

Wireless Telecommunication Services 0.3%

T-Mobile USA, Inc., 5.500%	42,500	4,013,700

Total Telecommunication Services		7,745,400

UTILITIES 1.0%
Electric Utilities 0.5%

Great Plains Energy, Inc., 7.000%	148,000	7,488,800

Multi-Utilities 0.5%

DTE Energy Co., 6.500%	147,500	7,817,500

Total Utilities		15,306,300

REAL ESTATE 0.5%
Equity Real Estate Investment Trusts (REITs) 0.5%

American Tower Corp., 5.500%	67,500	7,053,750

Total Real Estate		7,053,750

Total Convertible Preferred Stocks
(Cost: $105,333,911)		105,637,910

Warrants —%
Issuer	Shares	Value ($)
ENERGY —%
Oil, Gas & Consumable Fuels —%

Goodrich Petroleum Corp.(c)(f)	14,104	—

Total Energy		—

Total Warrants
(Cost: $—)		—

Limited Partnerships 0.9%
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%

Enviva Partners LP	132,500	3,551,000

Total Energy		3,551,000

INDUSTRIALS 0.3%
Trading Companies & Distributors 0.3%

Fortress Transportation & Infrastructure Investors LLC	300,000	3,990,000

Total Industrials		3,990,000

UTILITIES 0.4%
Independent Power and Renewable Electricity Producers 0.4%

8Point3 Energy Partners LP	450,000	5,841,000

Total Utilities		5,841,000

Total Limited Partnerships
(Cost: $15,603,154)		13,382,000

Corporate Bonds & Notes 12.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.5%
ADS Tactical, Inc.(e)
04/01/18	11.000%	7,400,000	7,659,000

BANKING 0.8%
Popular, Inc.
07/01/19	7.000%	7,500,000	7,734,375

Synovus Financial Corp. Subordinated(d)
12/15/25	5.750%	4,000,000	4,160,000

Total			11,894,375

CABLE AND SATELLITE 0.9%
Charter Communication Operating LLC/Capital
10/23/45	6.484%	6,200,000	7,167,690

Telesat Canada/LLC(e)
11/15/24	8.875%	5,860,000	6,109,050

Total			13,276,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS 0.2%
A. Schulman, Inc.(e)
06/01/23	6.875%	3,700,000	3,866,500

DIVERSIFIED MANUFACTURING 1.0%
Gardner Denver, Inc.(e)
08/15/21	6.875%	7,500,000	7,462,500

Hamilton Sundstrand Corp.(e)
12/15/20	7.750%	8,850,000	7,367,625

Total			14,830,125

FOOD AND BEVERAGE 0.5%
AdvancePierre Foods Holdings, Inc.(e)
12/15/24	5.500%	3,788,000	3,823,531

Lamb Weston Holdings, Inc.(e)
11/01/26	4.875%	3,750,000	3,710,156

Total			7,533,687

GAMING 0.5%
Scientific Games International, Inc.
12/01/22	10.000%	8,300,000	8,258,500

HEALTH CARE 0.3%
Envision Healthcare Corp.(e)
12/01/24	6.250%	1,847,000	1,948,585

Quotient Ltd.(c)(e)
10/15/23	12.000%	2,170,000	2,170,000

Total			4,118,585

HEALTHCARE INSURANCE 0.5%
Centene Corp.
01/15/25	4.750%	7,955,000	7,766,069

INDEPENDENT ENERGY 0.8%
Stone Energy Corp.(g)
11/15/22	7.500%	9,300,000	5,580,000

Whiting Petroleum Corp.
10/01/18	6.500%	6,800,000	6,766,000

Total			12,346,000

MEDIA AND ENTERTAINMENT 0.7%
AMC Networks, Inc.
04/01/24	5.000%	3,669,000	3,687,345

Lions Gate Entertainment Corp.(e)
11/01/24	5.875%	7,450,000	7,561,750

Total			11,249,095

MIDSTREAM 0.5%
Blue Racer Midstream LLC/Finance Corp.(e)
11/15/22	6.125%	7,500,000	7,500,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OIL FIELD SERVICES 0.3%
Precision Drilling Corp.(e)
12/15/23	7.750%	3,750,000	3,956,250

OTHER INDUSTRY 0.5%
MasTec, Inc.
03/15/23	4.875%	7,350,000	7,184,625

PHARMACEUTICALS 1.0%
AMAG Pharmaceuticals, Inc.(e)
09/01/23	7.875%	8,000,000	8,000,000

Valeant Pharmaceuticals International, Inc.(e)
03/01/23	5.500%	8,700,000	6,525,000

Total			14,525,000

PROPERTY & CASUALTY 0.3%
MGIC Investment Corp.
08/15/23	5.750%	3,800,000	3,961,500

RETAILERS 0.1%
Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	1,937,000	2,421,250

SUPERMARKETS 0.5%
Safeway, Inc.
02/01/31	7.250%	7,512,000	7,312,932

TECHNOLOGY 2.0%
Alliance Data Systems Corp.(e)
11/01/21	5.875%	7,450,000	7,561,750

Diebold, Inc.
04/15/24	8.500%	7,000,000	7,472,500

Genesys Telecommunications Laboratories, Inc./ Greeneden Lux 3 Sarl/US Holdings I, LLC(e)
11/30/24	10.000%	3,750,000	3,984,375

Informatica LLC(e)
07/15/23	7.125%	3,988,000	3,808,540

Micron Technology, Inc.
02/01/25	5.500%	3,800,000	3,781,000

Western Digital Corp.(e)
04/01/24	10.500%	3,300,000	3,902,250

Total			30,510,415

WIRELINES 0.8%
Frontier Communications Corp.
01/15/25	6.875%	1,130,000	957,675
09/15/25	11.000%	10,360,000	10,696,700

Total			11,654,375

Total Corporate Bonds & Notes
(Cost: $191,177,653)			191,825,023

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Convertible Bonds 9.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUTOMOTIVE 0.7%
Navistar International Corp.
04/15/19	4.750%	11,109,000	10,970,137

CABLE AND SATELLITE 0.5%
DISH Network Corp.(e)
08/15/26	3.375%	6,750,000	7,704,450

CONSUMER PRODUCTS 0.6%
Iconix Brand Group, Inc.
03/15/18	1.500%	9,500,000	8,930,000

ELECTRIC 0.3%
SunPower Corp.
01/15/23	4.000%	6,700,000	4,699,883

HEALTH CARE 0.7%
Fluidigm Corp.
02/01/34	2.750%	6,500,000	4,532,547

Invacare Corp.(e)
02/15/21	5.000%	4,095,000	4,171,249

Novavax, Inc.(e)
02/01/23	3.750%	3,500,000	1,444,800

Total			10,148,596

INDEPENDENT ENERGY 0.6%
Chesapeake Energy Corp.
12/15/38	2.250%	468,000	459,810

Chesapeake Energy Corp.(e)
09/15/26	5.500%	8,200,000	9,012,620

Total			9,472,430

MEDIA AND ENTERTAINMENT 0.2%
Liberty Interactive LLC(e)
09/30/46	1.750%	3,245,000	3,488,375

OIL FIELD SERVICES 0.4%
Cobalt International Energy, Inc.
12/01/19	2.625%	6,400,000	2,520,960

Weatherford International Ltd.
07/01/21	5.875%	3,730,000	4,047,050

Total			6,568,010

OTHER FINANCIAL INSTITUTIONS 0.3%
Walter Investment Management Corp.
11/01/19	4.500%	6,500,000	4,550,000

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.6%
General Cable Corp. Subordinated(d)
11/15/29	4.500%	7,000,000	5,473,125

Green Plains, Inc.(e)
09/01/22	4.125%	3,300,000	3,906,375

Total			9,379,500

OTHER REIT 0.4%
Blackstone Mortgage Trust, Inc.
12/01/18	5.250%	5,050,000	5,624,690

PHARMACEUTICALS 1.4%
ARIAD Pharmaceuticals, Inc.(e)
06/15/19	3.625%	2,350,000	3,534,870

Acorda Therapeutics, Inc.
06/15/21	1.750%	4,850,000	3,686,000

Aegerion Pharmaceuticals, Inc.
08/15/19	2.000%	5,750,000	4,113,550

Intercept Pharmaceuticals, Inc.
07/01/23	3.250%	4,190,000	3,734,337

Medicines Co. (The)(e)
07/15/23	2.750%	3,700,000	3,558,937

PTC Therapeutics, Inc.
08/15/22	3.000%	4,900,000	2,918,563

Total			21,546,257

PROPERTY & CASUALTY 0.5%
MGIC Investment Corp. Junior Subordinated(d)(e)
04/01/63	9.000%	6,150,000	7,664,438

REFINING 0.3%
Clean Energy Fuels Corp.(e)
10/01/18	5.250%	4,550,000	3,890,250

RETAILERS 0.2%
GNC Holdings, Inc.(e)
08/15/20	1.500%	3,000,000	2,210,625

TECHNOLOGY 1.1%
Cypress Semiconductor Corp.(e)
01/15/22	4.500%	4,000,000	4,497,500

Microchip Technology, Inc.
02/15/25	1.625%	5,400,000	6,993,000

Micron Technology, Inc.
02/15/33	2.125%	2,100,000	4,410,000

Total			15,900,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TOBACCO 0.4%
Vector Group Ltd.(d)
04/15/20	1.750%	5,000,000	5,743,350

TRANSPORTATION SERVICES 0.4%
Aegean Marine Petroleum Network, Inc.(e)
12/15/21	4.250%	2,000,000	1,944,200

Ship Finance International Ltd.
10/15/21	5.750%	3,850,000	3,847,594

Total			5,791,794

Total Convertible Bonds (Cost: $149,195,255)			144,283,285

Preferred Debt 1.0%
BANKING 1.0%
Citigroup Capital XIII(d)
10/30/40	6.692%	295,000	7,616,900

Preferred Debt (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.
12/31/49	7.500%	6,000	7,140,000

Total			14,756,900

Total Preferred Debt
(Cost: $14,442,951)			14,756,900

Money Market Funds 0.5%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(h)(i)		4,250,122	4,250,122

JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.345%(h)		3,432,218	3,432,218

Total Money Market Funds
(Cost: $7,682,392)			7,682,340

Total Investments
(Cost: $1,417,446,180)			1,500,322,889

Other Assets & Liabilities, Net			8,157,099

Net Assets			1,508,479,988

At December 31, 2016, securities totaling $353,100 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 Index	8	USD	4,472,400	03/2017	—	(65,628)

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Directors. At December 31, 2016, the value of these securities amounted to $2,170,004, which represents 0.14% of net assets.

(d)	Variable rate security.

(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Directors. At December 31, 2016, the value of these securities amounted to $157,714,676 or 10.46% of net assets.

(f)	Negligible market value.

(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2016, the value of these securities amounted to $5,580,000, which represents 0.37% of net assets.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,906,344	165,528,280	(166,184,513)	63	4,250,174	25,852	4,250,122

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	104,176,986	—	—	104,176,986

Consumer Staples	93,328,452	—	—	93,328,452

Energy	80,873,953	—	4	80,873,957

Financials	162,515,264	—	—	162,515,264

Health Care	132,137,759	—	—	132,137,759

Industrials	96,368,943	—	—	96,368,943

Information Technology	221,863,401	—	—	221,863,401

Materials	27,362,147	—	—	27,362,147

Real Estate	29,470,922	—	—	29,470,922

Telecommunication Services	29,305,001	—	—	29,305,001

Utilities	41,542,599	—	—	41,542,599

Total Common Stocks	1,018,945,427	—	4	1,018,945,431

Preferred Stocks

Financials	3,810,000	—	—	3,810,000

Convertible Preferred Stocks

Consumer Staples	—	7,783,325	—	7,783,325

Energy	14,313,700	—	—	14,313,700

Financials	7,584,200	12,122,868	—	19,707,068

Health Care	15,013,092	—	—	15,013,092

Industrials	3,797,500	—	—	3,797,500

Information Technology	7,396,900	3,769,125	—	11,166,025

Materials	—	3,751,750	—	3,751,750

Telecommunication Services	7,745,400	—	—	7,745,400

Utilities	15,306,300	—	—	15,306,300

Real Estate	7,053,750	—	—	7,053,750

Total Convertible Preferred Stocks	78,210,842	27,427,068	—	105,637,910

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Warrants

Energy	—	—	0	(a)	0	(a)

Limited Partnerships

Energy	3,551,000	—	—		3,551,000

Industrials	3,990,000	—	—		3,990,000

Utilities	5,841,000	—	—		5,841,000

Total Limited Partnerships	13,382,000	—	—		13,382,000

Corporate Bonds & Notes	—	189,655,023	2,170,000		191,825,023

Convertible Bonds	—	144,283,285	—		144,283,285

Preferred Debt	14,756,900	—	—		14,756,900

Money Market Funds	3,432,218	—	—		3,432,218

Investments measured at net asset value

Money Market Funds	—	—	—		4,250,122

Total Investments	1,132,537,387	361,365,376	2,170,004		1,500,322,889

Derivatives

Liabilities

Futures Contracts	(65,628)	—	—		(65,628)

Total	1,132,471,759	361,365,376	2,170,004		1,500,257,261

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stock and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of the company assets. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,413,196,006)	$1,496,072,767

Affiliated issuers (identified cost $4,250,174)	4,250,122

Total investments (identified cost $1,417,446,180)	1,500,322,889

Receivable for:

Investments sold	15,279,624

Dividends	2,382,015

Interest	4,853,421

Foreign tax reclaims	9,870

Variation margin	5,993

Prepaid expenses	67,519

Other assets	43,681

Total assets	1,522,965,012

Liabilities

Due to custodian	840

Payable for:

Investments purchased	12,609,198

Common Stock payable	963,788

Preferred Stock dividends	470,463

Variation margin	22,250

Management services fees	16,966

Stockholder servicing and transfer agent fees	3,797

Compensation of board members	122,369

Stockholders’ meeting fees	8,683

Compensation of chief compliance officer	320

Other expenses	266,350

Total liabilities	14,485,024

Net assets	1,508,479,988

Preferred Stock	37,637,000

Net assets for Common Stock	$1,470,842,988

Net asset value per share of outstanding Common Stock	$25.91

Market price per share of Common Stock	$22.05

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

TRI-CONTINENTAL CORPORATION

STATEMENT OF CAPITAL STOCK AND SURPLUS

December 31, 2016

Capital Stock

$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $2,004

Shares issued and outstanding — 752,740	$37,637,000

Common Stock, $0.50 par value:

Shares issued and outstanding — 56,758,484	28,379,242

Surplus

Capital surplus	1,519,257,427

Undistributed net investment income	2,500,556

Accumulated net realized loss	(162,105,318)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	82,876,761

Investments — affiliated issuers	(52)

Futures contracts	(65,628)

Net assets	$1,508,479,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$36,735,817

Dividends — affiliated issuers	25,852

Interest	22,293,945

Foreign taxes withheld	(83,627)

Total income	58,971,987

Expenses:

Management services fees	5,871,774

Stockholder servicing and transfer agent fees	563,625

Compensation of board members	54,547

Stockholders’ meeting fees	74,161

Custodian fees	23,128

Printing and postage fees	122,114

Audit fees	42,275

Legal fees	17,780

Compensation of chief compliance officer	320

Other	253,875

Total expenses	7,023,599

Net investment income(a)	51,948,388

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	32,661,017

Investments — affiliated issuers	63

Foreign currency translations	(142)

Futures contracts	1,116,284

Net realized gain	33,777,222

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	99,818,973

Investments — affiliated issuers	(52)

Futures contracts	(122,143)

Net change in unrealized appreciation	99,696,778

Net realized and unrealized gain	133,474,000

Net increase in net assets resulting from operations	$185,422,388

(a)	Net investment income for Common Stock is $50,066,538, which is net of Preferred Stock dividends of $1,881,850.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

TRI-CONTINENTAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$51,948,388	$48,733,816

Net realized gain	33,777,222	97,060,282

Net change in unrealized appreciation (depreciation)	99,696,778	(178,023,887)

Net increase (decrease) in net assets resulting from operations	185,422,388	(32,229,789)

Distributions to Stockholders

Net investment income

Preferred Stock	(1,881,850)	(1,881,850)

Common Stock	(52,298,343)	(48,373,123)

Total Distributions to Stockholders	(54,180,193)	(50,254,973)

Decrease in net assets from capital stock activity	(43,111,564)	(46,087,833)

Total increase (decrease) in net assets	88,130,631	(128,572,595)

Net assets at beginning of year	1,420,349,357	1,548,921,952

Net assets at end of year	$1,508,479,988	$1,420,349,357

Undistributed net investment income	$2,500,556	$1,681,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

TRI-CONTINENTAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common Stock issued at market price in distributions	728,911	15,011,568	670,915	13,885,008

Common Stock issued for investment plan purchases	86,267	1,697,112	104,255	2,185,173

Common Stock purchased from investment plan participants	(826,163)	(16,964,540)	(987,910)	(20,817,761)

Common Stock purchased in the open market	(2,087,713)	(42,855,704)	(1,968,567)	(41,340,253)

Total net decrease	(2,098,698)	(43,111,564)	(2,181,307)	(46,087,833)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and are not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover may be higher.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$23.49	$24.76	$23.11	$18.77	$16.77

Income from investment operations

Net investment income	0.90	0.81	0.73	0.69	0.63

Net realized and unrealized gain (loss)	2.33	(1.37)	1.70	4.36	2.00

Total from investment operations	3.23	(0.56)	2.43	5.05	2.63

Less distributions to Stockholders from:

Net investment income

Preferred Stock	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)

Common Stock	(0.91)	(0.81)	(0.75)	(0.68)	(0.60)

Total distributions to Stockholders	(0.94)	(0.84)	(0.78)	(0.71)	(0.63)

Dilution in net asset value from dividend reinvestment	(0.06)	(0.05)	—	—	—

Increase resulting from share repurchases	0.19	0.18	—	—	—

Net asset value, end of period	$25.91	$23.49	$24.76	$23.11	$18.77

Adjusted net asset value, end of period(a)	$25.83	$23.42	$24.68	$23.04	$18.71

Market price, end of period	$22.05	$20.02	$21.41	$19.98	$16.00

Total return

Based upon net asset value	15.25%	(1.36%)	11.09%	27.76%	16.24%

Based upon market price	15.08%	(2.78%)	11.11%	29.58%	16.77%

Ratios to average net assets(b)

Expenses to average net assets for Common Stock	0.50%	0.50%	0.49%	0.50%	0.52%

Net investment income to average net assets for Common Stock	3.59%	3.16%	2.91%	3.12%	3.28%

Supplemental data

Net assets, end of period (000s):

Common Stock	$1,470,843	$1,382,712	$1,511,285	$1,435,734	$1,183,285

Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total net assets	$1,508,480	$1,420,349	$1,548,922	$1,473,371	$1,220,922

Portfolio turnover	82%	76%	76%	62%	68%

Notes to Financial Highlights

(a)	Assumes the exercise of outstanding warrants.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

22	Annual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws

Annual Report 2016	23

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying

24	Annual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	65,628	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,116,284
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(122,143)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	7,033,575

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net

Annual Report 2016	25

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.42% of the Fund’s average daily net assets for Common Stock. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,594,568, and the administrative services fee paid to the Investment Manager was $249,177.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of

26	Annual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Directors, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Directors. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $823.

Compensation of Board Members

Board of Director members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Director members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Fund.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Stockholder Servicing Agent is also entitled to reimbursement for out-of-pocket fees.

For the year ended December 31, 2016, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.04%.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $283,669. The liability remaining at December 31, 2016 for non-recurring charges associated with the lease amounted to $173,626 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2016 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Directors’ deferred compensation, distributions, foreign currency transactions, investments in partnerships, re-characterization of distributions for investments, derivative investments and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,051,201
Accumulated net realized loss	(3,050,934)
Paid-in capital	(267)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Ordinary income	54,180,193	50,254,973

Annual Report 2016	27

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,554,254
Capital loss carryforwards	(159,978,143)
Net unrealized appreciation	77,648,778

At December 31, 2016, the cost of investments for federal income tax purposes was $1,422,674,111 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$132,287,826
Unrealized depreciation	(54,639,048)
Net unrealized appreciation	$77,648,778

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	159,978,143

For the year ended December 31, 2016, $30,192,772 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,155,243,986 and $1,171,789,773, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at December 31, 2016) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 86,267 shares were issued to Plan participants during the period for proceeds of $1,697,112, a weighted average discount of 15.38% from the net asset value of those shares. In addition, a total of 728,911 shares were issued at market price in distributions during the period for proceeds of $15,011,568, a weighted average discount of 16.12% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date. The issuance of Common Stock at less than net asset value per share

28	Annual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

will dilute the net asset value of all Common Stock outstanding at that time.

For the year ended December 31, 2016, the Fund purchased 826,163 shares of its Common Stock from Plan participants at a cost of $16,964,540, which represented a weighted average discount of 15.65% from the net asset value of those acquired shares.

Under the Fund’s stock repurchase program for 2016, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. In February 2017, the Board approved the Fund’s stock repurchase program for 2017 under the same terms as described above. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace. For the year ended December 31, 2016, the Fund purchased 2,087,713 shares of its Common Stock in the open market at an aggregate cost of $42,855,704, which represented a weighted average discount of 15.30% from the net asset value of those acquired shares.

Shares of Common Stock repurchased to satisfy Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are retired and no longer outstanding.

Warrants

At December 31, 2016, the Fund reserved 197,100 shares of Common Stock for issuance upon exercise of 8,148 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at December 31, 2016, net assets would have increased by $183,303 and the net asset value of the Common Stock would have been $25.83 per share. The number of Warrants exercised during the year ended December 31, 2016 was zero.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the

Affiliated MMF). The income earned by the Fund from such investments is included as Dividends – affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Large-Capitalization Risk

Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for

Annual Report 2016	29

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Technology and Technology-Related Investment Risk

The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2016

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Tri-Continental Corporation

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 21, 2017

Annual Report 2016	31

TRI-CONTINENTAL CORPORATION

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Qualified Dividend Income	56.21%
Dividends Received Deduction	51.64%

Qualified Dividend Income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

32	Annual Report 2016

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS

Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Directors may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, for Directors not affiliated with the Investment Manager, generally through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Director since November 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016	33

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS (continued)

Independent Directors (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Director since January 2014	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since November 2015; Director since March 2015	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds) 2005-2015

34	Annual Report 2016

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS (continued)

Independent Directors (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Director since November 2008	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016	35

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS (continued)

Interested Director Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Director and Senior Vice President since November 2008	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com, or contacting your financial intermediary.

36	Annual Report 2016

TRI-CONTINENTAL CORPORATION

DIRECTORS AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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40	Annual Report 2016

TRI-CONTINENTAL CORPORATION

IMPORTANT INFORMATION ABOUT THIS REPORT

The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting investor.columbiathreadneedleus.com; or searching the website of the SEC at sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	41

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN240_12_G01_(02/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$37,300	$37,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$4,300	$3,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In both fiscal years 2016 and 2015, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$229,700	$229,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and Patricia M. Flynn are each independent trustees and collectively constitute the entire Audit Committee.

(b)	Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers.

The Investment Manager votes proxies relating to portfolio securities in accordance with a proxy voting policy and pre-determined proxy voting guidelines adopted by the Board. The Funds endeavor to vote all proxies of which they become aware prior to the vote deadline; provided, however, that in certain circumstances the Funds may refrain from voting securities. For instance, the Funds may refrain from voting foreign securities if the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

Board Oversight and Retention of Proxy Voting Authority. The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process and its adherence to the approved guidelines.

Voting Guidelines. The Investment Manager and Board will generally vote in accordance with pre-determined voting guidelines adopted by the Board. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. A committee within the Investment Manager (the Proxy Voting Committee), which is composed of representatives of the Investment Manager’s equity investments, equity research, compliance, legal and operations functions, may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Board may also determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is appropriate and in the Funds’ interests. The Investment Manager and the Board may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee or Board may determine proxy votes when proposals require special consideration.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

Addressing Conflicts of Interest. If the Investment Manager is subject to a potential material conflict of interest with respect to a proxy vote, the Board will vote the proxy by administering the guidelines or determining the vote on a case-by-case basis. If the Board determines that its members may be subject to a potential material conflict of interest with respect to a proxy vote, the member is asked to recuse himself or herself from the determination.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the proxy policy of the Funds is, in general, to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third party vendor, as its proxy voting administrator to implement the Funds’ proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiathreadneedle.com/us and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the voting guidelines in effect on the date of this SAI, see Appendix B to this SAI.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Portfolio Manager	Title	Role with the Corporation	Managed the Corporation Since
Brian Condon, CFA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2010
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011

Mr. Condon joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.

Mr. Albanese joined the Investment Manager in August 2014. Prior to joining the Investment Manager, Mr. Albanese was a Managing Director and Senior Portfolio Manager at Robeco Investment Management. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.

Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002.Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.

Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Other Accounts Managed by the Portfolio Managers:

Fund	Portfolio Manager	Other Accounts Managed			Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31, 2016, unless otherwise noted
Tri-Continental Corporation	Brian Condon	20 RICs 4 PIVs 44 Other accounts	$ $ $	12.34 billion 134.75 million 5.69 billion	None		$100,001- $500,000
	David King	3 RICs 6 Other accounts	$ $	1.17 billion 22.87 million	None	$	Over 1,000,000
	Yan Jin	3 RICs 4 Other accounts	$ $	1.17 billion 1.75 million	None		$50,001- $100,000
	Peter Albanese	6 RICs 3 PIVs 37 Other accounts	$ $ $	10.82 billion 134.69 million 5.53 billion	None		None

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates (including Threadneedle) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and/or peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
07-01-16 to 07-31-16	236,895	$20.97	236,895	1,378,769
08-01-16 to 08-31-16	259,348	$21.45	259,348	1,119,421
09-01-16 to 09-30-16	175,993	$21.35	175,993	943,428
10-01-16 to 10-31-16	276,164	$20.93	276,164	667,264
11-01-16 to 11-30-16	327,705	$21.29	327,705	339,559
12-01-16 to 12-31-16	310,576	$21.94	310,576	28,983

(1)	The registrant has a stock repurchase program. For 2016, the registrant was authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2017